SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	June 9, 2003

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5.   OTHER EVENTS

On June 9, 2003 the Registrant announced that it had entered into a letter of intent to sell its cemeteries, all located in Kentucky, to privately held Saber Management LLC,  for $6,750,000 in cash. The Company will continue to sell and install upright granite memorials and private mausoleums directly to consumers in designated sections of these cemeteries.

On June 9, 2003, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release together with the information in the letter of intent attached as Exhibit 2 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 2 - Letter of Intent dated June 6, 2003

Exhibit 99.1 - Press Release dated June 9, 2003.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: June 9, 2003	By: /s/Michael Tule Michael Tule Vice President/General Counsel